UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDED FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2018

NXCHAIN INC.

(Exact name of registrant as specified in its charter

Delaware	0-22735	45-3977747
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17702 Mitchell North Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 673-2464

11753 Willard Avenue
Tustin, California

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)           On or about November 2, 2018, Hall & Company Certified Public Accountants And Consultants, Inc. (“Hall & Company”) resigned as the auditors and independent registered public accounting firm of NXChain Inc. (“Registrant” or “Company”). From its hiring on November 2, 2017 until its resignation on October 9, 2018, Hall & Company did not provide any audit opinions and/or reports on the Registrant’s financial statements.

(b) Engagement of AJ Robbins CPA LLC as Registrant’s Auditors and Independent Registered Public Accounting Form

On December 5, 2018, the Board of Directors of Registrant approved the engagement of AJ Robbins CPA LLC as Registrant’s independent public accountants for its fiscal year ending May 31, 2017. This decision was finalized between Registrant and AJ Robbins CPA LLC on December 3, 2017. During Registrant’s two most recent fiscal years ended May 31, 2015 and 2016, and interim period subsequent to May 31, 2016, Registrant has not consulted with AJ Robbins CPA LLC on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) or Regulation S-K) or reportable event (as defined in Item 304 (a) (1)(v) or Regulation S-K) with Registrant’s former auditor.

By hiring AJ Robbins CPA LLC, the Company seeks to finish its audit for its fiscal year ending May 31, 2017, obtain full compliance with its SEC reporting requirements after May 31, 2017, and to register all of the Company’s issued and unregistered common stock with the SEC to publicly register this stock for trading in securities markets in the U.S.

Item 8.01	Other Events

On November 19, 2018, the Company entered into a contract with the law firm Price Sanond in Bangkok, Thailand to represent the Company regarding legal issues that involve the Company’s contract with ExPay Group in the country of Thailand. This contract was disclosed in the Company’s Form 8-K as Item 1.01. The Company will not close this contract to purchase 49% of ExPay Group because of these legal issues. The foregoing Form 8-K was filed with the SEC in July 14, 2017.

Certain statements contained in this Form 8-K may be deemed to be forward-looking statements under federal securities laws and the Registrant intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to those made in this disclosure. Registrant cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Additional information on factors is continued in the Registrant’s filings made with the Securities and Exchange Commission. The Registrant assumes no (and hereby disclaims) obligation to update the forward-looking statements contained in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1943, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2018	NXCHAIN INC.

/s/ Sean Tabatabai
Chief Executive Officer

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